SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 30, 2005

BIOTEX HOLDINGS, INC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

FLORIDA	000-50214	65-0968839
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1400 Cypress Creek Road

Fort Lauderdale, Florida 33309

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(954)776-6600

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 30, 2005 (the “Effective Date”), pursuant to a Stock Purchase Agreement and Share Exchange (the “Agreement”) by and among BioTex Holdings, Inc. (“Holdings”), BioTex Corp, a Florida corporation and wholly owned subsidiary of Holdings (“Biotex”), and King Capital Holdings, Inc., a Florida corporation (“King Capital”), King Capital purchased all of the outstanding shares of Biotex for a total of 12,837,200 shares of King Capital’s common stock to the Holdings shareholders.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, Holdings transferred all of the outstanding shares of BioTex to King Capital for a total of 12,837,200 shares of King Capital’s common and BioTex became a wholly owned subsidiary of King Capital. The shareholders of Holdings received the 12,837,200 shares of King Capital on a basis of one share of King Capital for each share of Holdings owned on the Closing Date. Since Holdings had no other assets than Biotex and all of the shares of Biotex were transferred to King Capital, Holdings became a shell company as defined in Rule 12b-2 of the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
N/A

(b)	Pro Forma Financial Information.
N/A

(c)	Exhibits.
	10.1	Stock Purchase Agreement and Share Exchange dated December 30, 2005 between King Capital Holdings, Inc., BioTex Holdings, Inc, and BioTex Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTEX HOLDINGS, INC.

By:	/s/	Scott J. Silverman
CEO and President

Dated: January 9, 2006